EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. ss.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to Quarterly Report of Reven Housing REIT, Inc. (the “Company”) on Form 10-Q/A for the period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Chad M. Carpenter and Thad L. Meyer, the Chief Executive Officer and Chief Financial Officer of the Company, respectively, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Chad M. Carpenter	Dated: April 24, 2015
Chad M. Carpenter
Title:	Chief Executive Officer, Principal Executive Officer

By:	/s/ Thad L. Meyer	Dated: April 24, 2015
Thad L. Meyer
Title:	Chief Financial Officer, Principal Financial Officer